Exhibit 32.1

CERTIFICATIONS OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL

FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Checkmate Pharmaceuticals, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2021, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of their knowledge:

1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition of the Company and results of operations of the Company.

Date: March 29, 2022	/s/ Alan Bash
Alan Bash
President and Chief Executive Officer
(Principal Executive Officer)

/s/ Robert Dolski
Robert Dolski
Chief Financial Officer
(Principal Financial and Accounting Officer)